Acquisitions	12 Months Ended
Dec. 31, 2016
Acquisitions [Abstract]
ACQUISITIONS

4. ACQUISITION

TECO ENERGY INC.

On July 1, 2016, Emera acquired all of the outstanding common shares of TECO Energy for $27.55 USD per common share. The net cash purchase price totaled $8.4 billion ($6.5 billion USD), with an aggregate purchase price of $13.9 billion ($10.7 billion USD), including the assumption of $5.5 billion ($4.2 billion USD) in US debt on closing. The net cash purchase price was financed through: (i) $728 million ($560 million USD) related to the first instalment of convertible debentures represented by instalment receipts issued in 2015, $1.56 billion ($1.2 billion USD) fixed-to-floating subordinated notes, $500 million ($384 million USD) in Canadian long-term debt and $4.2 billion ($3.25 billion USD) in US long-term senior unsecured notes; (ii) available cash on hand; and (iii) drawings of $1.4 billion ($1.1 billion USD) on the Company’s acquisition credit facility. Total proceeds of the debt, that were not otherwise required to complete the acquisition, have been used for general corporate purposes.

On August 2, 2016, the convertible debenture Final Instalment Date, Emera received the remaining two thirds of the convertible debenture instalments (note 10), for net proceeds of $1.4 billion. These funds were used to repay the Company’s acquisition credit facility.

TECO Energy is an energy-related holding company with regulated electric and gas utilities in Florida and New Mexico. TECO Energy’s holdings include Tampa Electric, an integrated regulated electric utility in West Central Florida, PGS, a regulated gas distribution utility serving customers across Florida, and NMGC, a regulated gas distribution utility in New Mexico.

The majority of TECO Energy’s operations are subject to the rate-setting authority of the Federal Energy Regulatory Commission (“FERC”), Florida Public Service Commission (“FPSC”), and New Mexico Public Regulation Commission (“NMPRC”), and are accounted for pursuant to USGAAP, including the accounting guidance for regulated operations. Except for unregulated long-term debt acquired and deferred taxes, preliminary fair values of tangible and intangible assets and liabilities subject to these rate-setting provisions approximate their carrying values due to the fact that a market participant would not expect to recover any more or less than their net carrying value. Accordingly, assets acquired and liabilities assumed and pro-forma financial information do not reflect any adjustments related to these amounts.

The Acquisition is accounted for in accordance with the acquisition method of accounting. The excess of purchase price over estimated fair values of assets acquired and liabilities assumed has been recognized as goodwill at the acquisition date of July 1, 2016. The goodwill reflects the value paid for access to regulated assets, net income and cash flows in growth markets, opportunities for adjacency growth, long-term potential for enhanced access to capital as a result of increased scale and business diversity, and an improved earnings risk profile. The goodwill recognized as part of this transaction is not deductible for income tax purposes, and as such, no deferred taxes have been recorded related to this goodwill.

The following table summarizes the preliminary allocation of the purchase consideration to the assets and liabilities acquired as at July 1, 2016 based on their fair values, using the July 1, 2016 exchange rate of $1.00 USD = $1.3009 CAD. The allocation of the preliminary purchase consideration is considered preliminary due to the continued evaluation and analysis of deferred income taxes and the allocation of goodwill between reporting units.

millions of Canadian dollars
Purchase Consideration	$8,447

Fair value assigned to net assets:
Current assets (1)	$619
Regulatory assets (including current portion)	624
Property, plant and equipment, net	10,023
Other long-term assets	71
Current liabilities	(747)
Assumed long-term debt (including current portion)	(5,409)
Regulatory liabilities (including current portion)	(1,117)
Deferred income taxes	(800)
Pension and post-retirement liabilities (including current portion)	(480)
Other long-term liabilities	(146)
$2,638
Cash and cash equivalents	38
Fair value of net assets acquired	$2,676
Goodwill	$5,771
(1) Includes accounts receivables with fair value of $334 million comprised of gross contract value of $337 million, and $3 million of contractual receivables not expected to be collected.

Goodwill has been preliminarily allocated to the TECO Energy reporting units and is subject to change as additional information is obtained through the purchase price allocation process.

millions of Canadian dollars
Reporting Unit	Goodwill

Tampa Electric	$4,552
PGS	744
New Mexico Gas	475
Goodwill	$5,771

Goodwill is subject to an annual assessment for impairment at the reporting unit level. Adverse changes in assumptions could result in a material impairment of Emera’s goodwill (note 23).

Acquisition Related Expenses

Acquisition related expenses totaled $250 million ($166 million after-tax) and $76 million ($53 million after-tax) for the twelve months ended December 31, 2016 and 2015, respectively. These costs have been recognized in the Consolidated Statements of Income as follows:

For the	Year ended
millions of Canadian dollars	December 31
	2016	2015
Operating revenues – regulated gas	$(10)	$-
Operating, maintenance, and general	89	52
Interest expense, net	148	24
Other income (expenses), net	(3)	-
Income tax expense (recovery)	(84)	(23)
Acquisition related costs	$166	$53

As part of the acquisition the Company has agreed to fund certain commitments in New Mexico. These commitments include contributions relating to economic development, donations, construction of an enlarged pipeline to the New Mexico/Mexico border, establishment of a matching fund to extend gas infrastructure in New Mexico and an annual customer bill reduction credit through June 30, 2018. For the year ended December 31, 2016, Emera recognized $10 million in “Operating revenues - Regulated gas” and $30 million in “Operating, maintenance, and general” associated with these commitments for a total of $40 million ($23 million after-tax).

In addition to the New Mexico commitments, operating, maintenance, and general expenses includes acquisition related legal, accounting, banking and advisory fees and the accelerated vesting of outstanding stock-based compensation awards. Other income (expenses), net includes foreign exchange gains on acquisition related transactions. Interest expense, net includes interest incurred on the convertible debentures represented by instalment receipts and the acquisition credit facility issued for the purpose of financing the TECO Energy acquisition. In addition, it includes interest for the period between the issuance date and the acquisition date on acquisition-related debt and the Beneficial Conversion Feature discount expensed on conversion of the convertible debentures.

Supplemental Pro Forma Data

The unaudited pro forma financial information below gives effect to the acquisition of TECO Energy as if the transaction had occurred at the beginning of 2015. This pro forma data is presented for information purposes only, and does not purport to be indicative of the results that would have occurred had the acquisition taken place at the beginning of 2015, nor is it indicative of the results that may be expected in future periods.

Pro forma net income attributable to common shareholders excludes all non-recurring acquisition-related expenses incurred by TECO Energy and Emera and includes adjustments for pro forma financing costs associated with the acquisition. In addition, net income from TECO Coal, a discontinued operation sold by TECO Energy in 2015 is excluded. After-tax adjustments increased pro forma net income attributable to common shareholders by $53 million for the twelve months ended December 31, 2016. The twelve months ended December 31, 2015 after-tax adjustments were a decrease of $35 million.

Adjustments to pro forma operating revenues resulted in an increase of $10 million for the year ended December 31, 2016, with no adjustment for 2015.

For the	Year ended
millions of Canadian dollars	December 31
	2016	2015
Pro forma operating revenues	$6,034	$6,297
Pro forma net income attributable to common shareholders	$386	$584